Exhibit 99.2

                                                             EXECUTION VERSION

           SECOND AMENDMENT, dated as of April 20, 2004 (this "Second Amendment"), to the Stock Purchase Agreement, dated as of March 12, 2004, as amended by that certain First Amendment, dated as of April 7, 2004 (as amended by the First Amendment, the "Purchase Agreement"), by and among Telefonos de Mexico, S.A. de C.V., a Mexican sociedad anonima de capital variable ("Buyer"), WorldCom, Inc., a Georgia corporation (or its successor in interest following the Effective Date) ("Parent"), MCI International, Inc., a Delaware corporation (or its successor in interest following the Effective Date) ("MCII"), MCI WorldCom International, Inc., a Delaware corporation (or its successor in interest following the Effective Date) ("MCIWI"), and MCI WorldCom Brazil LLC, a Delaware limited liability company (or its successor in interest following the Effective Date) ("MCIWB" and, collectively with MCII and MCIWI, the "Sellers"). Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.

           WHEREAS, pursuant to terms and subject to the conditions set forth in the Purchase Agreement, the Sellers have agreed to sell to Buyer, and Buyer has agreed to purchase from the Sellers, the Shares for the Purchase Price;

           WHEREAS, the Chapter 11 Plan became effective on April 20, 2004 (the "Effective Date"); and

           WHEREAS, Buyer, Parent and the Sellers seek to amend the Purchase Agreement as set forth herein in accordance with Section 8.03(a) of the Purchase Agreement.

           NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

           Section 1. Amendments to the Purchase Agreement.

           (a) Section 1.01(a) of the Purchase Agreement is hereby amended to add the following terms thereto in the appropriate alphabetic order:

                     "Deposit Return Date" means July 9, 2004, provided, that, if on July 9, 2004 the conditions to Closing set forth in Section 6.01(c) and Section 6.02 have not been satisfied or waived by the parties hereto, then the Deposit Return Date shall be extended until the first Business Day thereafter on which such conditions set forth in Section 6.01(c) and Section 6.02 shall have been satisfied or waived.

                     "Outside Date" means July 8, 2005.

           (b) Section 1.01(a) of the Purchase Agreement is hereby amended to amend and restate the definition of "Alternate Proposal" as follows:

                     "Alternate Proposal" means any proposal or offer with respect to the acquisition or other transfer of the Shares, the Common Stock or the business of Embratel."

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           (c) Section 2.02(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "Buyer shall pay an amount in cash equal to U.S. $400,000,000 (FOUR HUNDRED MILLION DOLLARS) (provided, however, that if the Termination Fee Order is not entered by the Bankruptcy Court by 6:00 p.m., New York City time on April 26, 2004, then the Buyer shall have the right to reduce such amount to U.S. $360,000,000 (THREE HUNDRED SIXTY MILLION DOLLARS)), less all amounts paid by Buyer to the Sellers pursuant to Section 5.01(f) hereof, to an account designated in writing by the Sellers, not less than three (3) Business Days prior to the Closing, by wire transfer of immediately available funds (such amount to be paid at Closing, the "Purchase Price")."

           (d) Section 3.03(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "The execution, delivery and performance by Parent and each Seller of this Agreement and the other Seller Documents and the consummation by Parent and such Seller of the transactions contemplated hereby and thereby require no action by or in respect of, or filing with, any Governmental Entity, other than (i) compliance with any applicable requirements of Laws, rules and regulations governing antitrust or merger control matters, including, without limitation, the filing with Conselho Administrativo de Defesa Economica ("CADE") through ANATEL, (ii) compliance with any applicable requirements of Law governing telecommunications matters including, without limitation, the General Telecommunications Law (the "GTL") and the General Grants Plan (the "GGP"), and receipt of all requisite approvals of ANATEL, (iii) compliance with any applicable requirements of any securities or takeover Laws, whether domestic or foreign, including, without limitation. Article 254-A of the BCL and Rule 361 of March 5, 2002 of the CVM, (iv) filings with the applicable Boards of Trade of amendments to the articles of association of each of the Companies in order to assign and transfer the Shares, (v) approval by the Bankruptcy Court of this Agreement and the transactions contemplated hereby, (vi) approval by the U.S. Federal Communication Commission (the "FCC") in connection with the assignment to Buyer of termination of Embratel's authorization by the FCC under Section 214 of the Communications Act of 1934, as amended, and (vii) any actions or filings the absence of which would not materially impair the ability of Parent or such Seller to consummate the transactions contemplated by this Agreement."

           (e) Section 4.03(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:


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                     "The execution, delivery and performance by Buyer of this
           Agreement and the other Buyer Documents and the consummation by Buyer of the transactions contemplated hereby and thereby require no action by or in respect of, or filing with, any Governmental Entity, other than (i) compliance with any applicable requirements of Laws, rules and regulations governing antitrust or merger control matters, including, without limitation, the filing with CADE through ANATEL,
           (ii) compliance with any applicable requirements of Law governing telecommunications matters including, without limitation, the GTL and the GGP, and receipt of all requisite approvals of ANATEL, (iii) compliance with any applicable requirements of any securities or takeover Laws, whether domestic or foreign, including, without limitation. Article 254-A of the BCL and Rule 361 of March 5, 2002 of the CVM, (iv) filings with the applicable Boards of Trade of amendments to the articles of association of each of the Companies in order to assign and transfer the Shares, (v) approval by the FCC in connection with the assignment to Buyer or termination of Embratel's authorization by the FCC under Section 214 of the Communications Act of 1934, as amended, and (vi) any actions or filings the absence of which would not materially impair the ability of Buyer to consummate the transactions contemplated by this Agreement."

           (f) Section 5.01(f) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "As an added inducement to Parent and the Sellers to enter into this Agreement with Buyer, the parties hereto intend and have agreed that Buyer shall make certain payments to the Sellers in the event that the regulatory approvals required in order to consummate the transactions contemplated hereby are delayed or not obtained or injunctions in respect of the granting thereof are issued. Consistent therewith, (i) on the first Business Day following the date of this Agreement, Buyer shall pay an amount in cash equal to U.S. $20,000,000 (TWENTY MILLION DOLLARS) to an account of the Sellers designated by the Sellers, by wire transfer of immediately available funds, and (ii) on the second Business Day following the date the Sale Order is entered by the Bankruptcy Court, Buyer shall pay an additional amount in cash equal to U.S. $30,000,000 (THIRTY MILLION DOLLARS) to an account of the Sellers designated by the Sellers, by wire transfer of immediately available funds. In the event that this Agreement is validly terminated by (x) Buyer pursuant to Section 7.01(b) (but only if the order, decree, ruling or other action issued or taken by such Governmental Entity is of a non-regulatory nature (which, for purposes hereof, shall mean that such order, decree, ruling or other action does not arise out of, relate to or concern antitrust, competition or telecommunications matters)) or Sections 7.01(d), (i) or (j) hereof, or (y) Parent or the Sellers pursuant to Sections 7.01(b) (but only if the order, decree, ruling or other action issued or taken by such Governmental Entity is of a


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           non-regulatory nature (which, for purposes hereof, shall mean that such order, decree, ruling or other action does not arise out of, relate to or concern antitrust, competition or telecommunications matters)) or Sections 7.01(e) or (g), then the Sellers shall pay to Buyer promptly (but in any event within ten (10) Business Days) following such termination all amounts previously paid by Buyer to the Sellers pursuant to this Section 5.01(f). In addition, in the event that this Agreement is validly terminated by Buyer pursuant to
           Section 7.01(k) hereof on or before the Deposit Return Date, then the Sellers shall pay to Buyer promptly (but in any event within ten (10) Business Days) following such termination all amounts previously paid by Buyer to the Sellers pursuant to this Section 5.01(f). Notwithstanding anything to the contrary in this Agreement, until all requisite regulatory approvals are obtained and the Closing shall have occurred, the Sellers shall continue to exercise full and exclusive control of the Companies and New Startel."

           (g) Section 5.08(d) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "Buyer, Parent and the Sellers shall cooperate with filing and prosecuting the Sale Motion and the Termination Fee Motion and obtaining entry of the Sale Order and the Termination Fee Order, and Parent and the Sellers shall deliver to Buyer prior to filing, and as early in advance as is practicable to permit adequate and reasonable time for Buyer and its counsel to review and comment, copies of all proposed pleadings, motions, notices, statements, schedules, applications, reports and other papers to be filed by Parent or the Sellers in connection with the Sale Motion or the Termination Fee Motion and the relief requested therein."

           (h) Section 5.08(e) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "The Sellers shall use all commercially reasonable efforts to seek and obtain prompt Bankruptcy Court approval of the Sale Order and the Termination Fee Order."

           (i) Section 5.14 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "No Solicitation. Parent and each Seller shall not, and shall cause its officers, directors, employees, agents and representatives (collectively, the "Representatives") not to (i) solicit or initiate any inquiries regarding the submission of any Alternate Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, any Alternate Proposal or (iii) enter into any agreement with respect to any Alternate Proposal or approve any Alternate Proposal. Upon execution of this Agreement, Parent and each Seller shall, and shall cause its Representatives to, immediately cease any


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           existing activities, discussions, or negotiations with any parties conducted heretofore with respect to any of the foregoing. Parent and the Sellers shall notify Buyer promptly (but in any event within 24 hours) after receipt or occurrence of an Alternate Proposal. In addition, Parent and the Sellers shall promptly (but in any event within 24 hours) after receipt thereof, provide to Buyer copies of any written documentation received by Parent, the Sellers or their Representatives in connection with any such Alternate Proposal."

           (j) The Purchase Agreement is hereby amended to add the following as
Section 5.17:

                     "MCITB License. Notwithstanding anything to the contrary in this Agreement, neither Parent nor the Sellers will be required to effect the Closing unless and until MCI Telecomunicacoes do Brasil Ltda. ("MCITB") shall have received a license to provide multimedia communications services (Servico de Comunicacao Multimidia) in Brazil (the "SCM License") from ANATEL; provided, however, that for purposes of this Agreement, MCITB shall be deemed to have received the SCM License if Buyer, Parent and the Sellers enter into an arrangement reasonably satisfactory to Buyer, Parent and the Sellers that allows Parent and the Sellers lawfully to utilize Buyer's multimedia communications services license(s) in Brazil until such time as the SCM License is issued; provided further, however, that the failure of MCITB to receive the SCM License from ANATEL shall at no time give rise to a right of Parent or the Sellers to terminate this Agreement. Notwithstanding anything to the contrary in this Agreement, for purposes of Section 5.01(f), the failure to obtain the SCM License shall be deemed to be of a non-regulatory nature."

           (k) The Purchase Agreement is hereby amended to add the following as
Section 5.18:

                     "Termination Fee Order. Not later than April 21, 2004, Parent and the Sellers shall file a motion (the "Termination Fee Motion"), in form and substance reasonably acceptable to Buyer, with the Bankruptcy Court seeking approval and entry of an order (the "Termination Fee Order"), in form and substance reasonably acceptable to Buyer, approving the Termination Fee on the terms set forth in
           Section 7.02(b)."

           (l) Section 6.01(c) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "the Bankruptcy Court shall have entered the Sale Order, in form and substance reasonably acceptable to Buyer, which, among other things, shall have authorized and directed the Sellers to assign and transfer to Buyer the Shares free and clear of all Encumbrances and such Sale Order shall not be subject to any stay issued by the Bankruptcy Court or any other court of competent jurisdiction."


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           (m) Section 6.02(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "the Sellers shall have performed in all material respects all of their respective obligations hereunder required to be performed by them at or prior to the Closing Date;"

           (n) Section 7.01(f) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "[INTENTIONALLY OMITTED];"

           (o) Section 7.01(j) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "by Buyer, if Parent or the Sellers breach the covenants contained in Section 5.08(e) or Section 5.14;"

           (p) Section 7.02 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "Effect of Termination.

                     (a) Except as set forth in Section 7.01(b), if this Agreement is terminated pursuant to Section 7.01, this Agreement shall become void and of no effect with no liability on the part of any party (or any shareholder, director, officer, employee, agent, consultant, representative or Affiliate of such party) to the other party hereto; provided that nothing in this Section 7.02 shall (i) relieve Buyer or the Sellers of any liability for a breach of this Agreement prior to the date of termination or relieve either party from its obligation to make any payments to the extent provided in
           Section 5.01(f) or (ii) require the Sellers to return any payments theretofore made by Buyer other than in accordance with Section 5.01(f) hereof; provided further that in the event that this Agreement is validly terminated pursuant to Section 7.01 hereof under circumstances where the Sellers are not required to return to Buyer any of the amounts specified in Section 5.01(f), then none of the parties hereto shall have any further liability hereunder (other than the obligations of Parent and the Sellers pursuant to Section 7.01(b)). The damages recoverable by the non-breaching party shall include all attorneys' fees reasonably incurred by such party in connection with the transactions contemplated hereby. The provisions of Section 5.01(f), Section 7.01 and this Section 7.02, and of
           Article 8 and the Confidentiality Agreement shall survive any termination hereof pursuant to Section 7.01.


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
                     (b) If at any time after the Bankruptcy Court enters the Termination Fee Order, (i)(A) the Buyer terminates this Agreement pursuant to Section 7.01(i) or (B) Parent or the Sellers terminate this Agreement pursuant to Section 7.01(g) and (ii) at any time prior to the date that is twelve (12) months after the date of such termination, Parent or the Sellers enter into an agreement with respect to, or consummate, an Alternate Proposal, then Parent or the Sellers shall promptly (and in any event within two (2) Business
           Days) pay to Buyer an amount equal to U.S. $12,200,000 (TWELVE MILLION, TWO HUNDRED THOUSAND DOLLARS) (the "Termination Fee") by wire transfer of immediately available funds."

           (q) Section 2 of Schedule 6.02(e) to the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Entity shall be required to be made or obtained by Embratel or any of its material Subsidiaries in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, other than (i) compliance with any applicable requirements of Laws, rules and regulations governing antitrust or merger control matters, including, without limitation, the filing with CADE through ANATEL, (ii) compliance with any applicable requirements of Law governing telecommunications matters including, without limitation, the GTL and the GGP, and receipt of all requisite approvals of ANATEL, (iii) compliance with any applicable requirements of any securities or takeover Laws, whether domestic or foreign, including, without limitation, Article 254-A of the BCL and Rule 361 of March 5, 2002 of the CVM, (iv) compliance with any applicable requirements of the Central Bank of Brazil, (v) filings with the applicable Boards of Trade of amendments to the articles of association of each of the Companies in order to assign and transfer the Shares, and (vi) approval by the FCC in connection with the assignment to Buyer or termination of Embratel's authorization of the FCC under Section 214 of the Communications Act of 1934, as amended."

           Section 2. Governing Law. This Second Amendment shall be governed by and construed in accordance with the Law of the State of New York, without regard to the conflicts of law rules of such state.

           Section 3. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

           Section 4. Counterparts; Effectiveness. This Second Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Second Amendment shall become effective on the date of its execution by the parties hereto in the City of New York.


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           Section 5. Effect of Amendment. Except as expressly amended by this
Second Amendment, the Purchase Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Second Amendment. All references in the Purchase Agreement to "this Agreement" shall be deemed to refer to the Purchase Agreement as amended by this Second Amendment.



                            [Signature Page Follows]






















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           IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                   TELEFONOS DE MEXICO, S.A. DE C.V.


                                   By: /s/ Sergio Rodriguez Molleda
                                       ----------------------------------------
                                       Name: Sergio Rodriguez Molleda
                                       Title: Deputy General Counsel


                                   MCI, INC.
                                   (as successor in interest to WorldCom, Inc.)


                                   By: /s/ Anastasia D. Kelly
                                       ----------------------------------------
                                       Name: Anastasia D. Kelly
                                       Title: General Counsel


                                   MCI INTERNATIONAL, INC.

                                   By: /s/ Jennifer C. McGarey
                                       ----------------------------------------
                                       Name: Jennifer C. McGarey
                                       Title: Secretary


                                   MCI WORLDCOM INTERNATIONAL, INC.,

                                   By: /s/ Jennifer C. McGarey
                                       ----------------------------------------
                                       Name: Jennifer C. McGarey
                                       Title: Secretary


                                   MCI WORLDCOM BRAZIL LLC

                                   By: /s/ Jennifer C. McGarey
                                       ----------------------------------------
                                       Name: Jennifer C. McGarey
                                       Title: Secretary